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                                                                   EXHIBIT 10(b)

                                    AMENDMENT
                         TO THE ILLINOIS TOOL WORKS INC.
                              STOCK INCENTIVE PLAN

                                December 8, 1994

RESOLVED: that subparagraphs (i) and (ii) of Section 6(e) of the Illinois Tool Works Inc. Stock Incentive Plan (the "Plan") are amended as follows:

                 "(i)  If the Optionee dies (x) while in
                 the employ of the Company or a Subsidiary,
                 (y) within three months of the termination of his or her employment with the Company or a Subsidiary by reason of resignation with the Company's prior written consent, or (z) within the period described in subparagraph
                 (e)(ii) below that commences on the date on which his or her employment with the Company or a Subsidiary terminates by reason of retirement, then the Option shall be exercisable by the Optionee's beneficiary designated pursuant to paragraph (h) of
                 Section 12 not later than the earlier of one year after the date of death or the expiration of the term of the Option.

                 (ii)  If the employment of the Optionee by
                 the Company or a Subsidiary terminates by reason of retirement and if the Optionee is not then subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 (the "Act"), then the Option shall be exercisable by the Optionee not later than the earlier of five years after the date of retirement or the expiration of the term of the Option. If the Optionee is then subject to the reporting and liability provisions of Section 16 of the Act, then the Option shall be exercisable by the Optionee not later than the earlier of three years after the date of retirement or the expiration of the term of the Option.";

FURTHER RESOLVED: that subparagraph (i) of Section 7(c) of the Plan is amended as follows:

                 "(i)  If granted in connection with an
                 Option, Stock Appreciation Rights are
                 exercisable only at such times and to the extent that the Option to which they relate is exercisable. With respect to Stock Appreciation Rights granted independent of an Option, if the holder thereof dies (x) while in the employ of the Company or a Subsidiary,

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                 (y)  within three months of the termination of
                 his or her employment with the Company or a Subsidiary by reason of resignation with the Company's prior written consent, or (z) within three years (or five years as provided below) after termination of employment by reason of retirement, then such Stock Appreciation Rights shall be exercisable by the beneficiary designated pursuant to paragraph (h) of Section 12 not later than the earlier of one year after the date of death or the expiration of the term of the Stock Appreciation Rights. If the employment of the holder by the Company or a Subsidiary terminates by reason of retirement and if the holder is not then subject to the reporting and liability provisions of Section 16 of the Act, then the Stock Appreciation rights shall be exercisable by the holder not later than the earlier of five years after the date of retirement or the expiration of the term of the Stock Appreciation Rights. If the holder is then subject to the reporting and liability provisions of Section 16 of the Act, then the Stock Appreciation Rights shall be exercisable by the holder not later than the earlier of three years after the date of retirement or the expiration of the term of the Option.";

FURTHER RESOLVED: that Section 6(g) of the Plan is amended by changing the first sentence to read in its entirety as follows:

                 "The Option agreements or Option grants
                 authorized by the Plan may contain such other provisions as the Committee shall deem advisable, and may be amended from time to time with the consent of the Optionee provided that any such amendment is not prohibited by this Plan.";

FURTHER RESOLVED: that Section 7 of the Plan is amended by adding the following new subsection (f):

                 "(f) The Stock Appreciation Right agreements or grants authorized by the Plan may contain such other provisions as the Committee shall deem advisable, and may be amended from time to time with the consent of the holder thereof provided that any such amendment is not prohibited by this Plan.";

FURTHER RESOLVED: that the foregoing Plan amendments shall be effective with respect to any Options and Stock Appreciation Rights outstanding as of the date of these resolutions and any granted at any time hereafter; and

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FURTHER RESOLVED:  that management is authorized for and on behalf of the
Company to take such actions as they deem necessary and appropriate to effectuate the foregoing resolutions.

FURTHER RESOLVED: Paragraph (h) of Section 12 of the Company's Stock Incentive Plan be amended to read as follows:

                 "(h) No stock incentive and no rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature, except as follows:

                      (i) Under such rules and procedures
                      as the Committee may establish, the
                      holder of a stock incentive may
                      designate a beneficiary to whom any
                      rights with respect to such
                      incentive may be transferred upon
                      the holder's death, or, if such
                      beneficiary is the executor or
                      administrator of the estate of the
                      holder, any rights with respect to
                      the stock incentive may be
                      transferred to the person or persons
                      or entity (including a trust)
                      entitled thereto under the will of
                      the holder of the stock incentive
                      or, in case of intestacy, under the
                      laws relating to intestacy; or

                      (ii) Under such rules and procedures
                      as the Committee may establish, the
                      holder of a stock incentive may
                      transfer such incentive to members
                      of the holder's immediate family;
                      i.e., children, grandchildren and
                      spouse, or to one or more trusts for
                      the benefit of such family members
                      or to partnerships in which such
                      family members are the only
                      partners, provided that (A) the
                      agreement, if any, with respect to
                      such stock incentive, as approved by
                      the Committee, expressly so permits,
                      (B) the holder does not receive any
                      consideration for such transfer, and
                      (C) the holder  provides such
                      documentation or other  information
                      concerning any such transfer or
                      transferee as the Committee may from
                      time to time reasonably request.  Any
                      stock incentives held by such
                      transferees shall continue to be
                      subject to the same terms and
                      conditions that were applicable to
                      such stock incentives immediately
                      prior to their transfer.  The
                      Committee may also amend the

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                      agreements applicable to any
                      outstanding stock incentives to
                      permit such transfers. Any stock
                      incentive not (A) granted pursuant
                      to any agreement expressly permitting
                      its transfer or (B) amended expressly
                      to permit its transfer shall not be
                      transferable.  Such transfer rights
                      shall not apply to any incentive
                      stock option that is intended to
                      qualify under Code Section 422."


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